SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

CHOICEPOINT INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
PROPOSAL TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 SHARES TO 400,000,000 SHARES
CHOICEPOINT SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
OTHER MATTERS
CHOICEPOINT INC. TEXT OF ARTICLE II OF THE ARTICLES OF INCORPORATION AS PROPOSED TO BE AMENDED

ChoicePoint Inc.

1000 Alderman Drive
Alpharetta, Georgia 30005

August 30, 2002

Dear Shareholders,

      The enclosed proxy is solicited on behalf of the ChoicePoint Inc. board of directors for use at a special meeting of shareholders of ChoicePoint to be held at ChoicePoint’s principal executive offices, 1000 Alderman Drive, Alpharetta, Georgia, on Monday, September 30, 2002 at 9:00 a.m. local time.

      The notice of the special meeting of shareholders, proxy statement and form of proxy which accompany this letter outline matters on which action is expected to be taken at the special meeting.

      It is important that your shares be represented at the meeting in order for the presence of a quorum to be assured and for your vote to be counted. Please sign, date and return your proxy card in the enclosed envelope promptly, whether or not you plan to attend the meeting. Your vote is very important to ChoicePoint.

      We are very proud of our accomplishments that not only have maintained our momentum but also have better positioned ChoicePoint for the future. On behalf of the officers and directors of ChoicePoint, we wish to thank you for your continuing confidence in ChoicePoint.

DEREK V. SMITH
Chairman and Chief Executive Officer

Alpharetta, Georgia

August 30, 2002

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY.

ChoicePoint Inc.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on September 30, 2002

      NOTICE IS HEREBY GIVEN that ChoicePoint Inc. will hold a special meeting of its shareholders on Monday, September 30, 2002 at 9:00 a.m. local time, for the following purposes:

(1) To consider and act on a proposal to amend the Company’s Articles of Incorporation to increase the total number of shares of common stock the Company is authorized to issue from 100,000,000 shares to 400,000,000 shares; and

(2) To transact any other business properly brought before the special meeting or any adjournment or postponement thereof.

      The board of directors is not currently aware of any other matters that will come before the special meeting. Only ChoicePoint shareholders of record at the close of business on August 30, 2002 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

      Regardless of whether you plan to attend the special meeting in person, you are urged to vote promptly by dating, signing and returning the enclosed proxy in the accompanying envelope.

By Order of the Board of Directors,

J. MICHAEL DE JANES
Corporate Secretary

Alpharetta, Georgia

August 30, 2002

ChoicePoint Inc.

1000 Alderman Drive
Alpharetta, Georgia 30005

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
To be Held September 30, 2002

       A Special Meeting of Shareholders of ChoicePoint Inc. (“ChoicePoint” or the “Company”) will be held on September 30, 2002, at ChoicePoint’s corporate headquarters, located at 1000 Alderman Drive, Alpharetta, Georgia 30005, beginning promptly at 9:00 a.m., local time. The enclosed form of proxy is solicited by our board of directors. It is anticipated that this proxy statement and the accompanying proxy card will first be mailed to holders of our common stock on or about August 30, 2002.

ABOUT THE MEETING

Why am I receiving this proxy statement and proxy card?

      You are receiving this proxy statement and proxy card because you own shares of common stock in ChoicePoint. This proxy statement describes issues on which we would like you, as a shareholder, to vote. It also gives you information on these issues so that you can make an informed decision.

      When you sign the proxy card, you appoint Derek V. Smith, Douglas C. Curling and J. Michael de Janes as your representatives at the special meeting. Messrs. Smith, Curling and de Janes will vote your shares, as you have instructed them on the proxy card, at the special meeting. This way, your shares will be voted whether or not you attend the special meeting. Even if you plan to attend the special meeting, it is a good idea to complete, sign and return your proxy card in advance of the special meeting in case your plans change.

      If an issue comes up for vote at the special meeting that is not outlined in this proxy statement and does not appear on the proxy card, Messrs. Smith, Curling and de Janes will vote your shares, under your proxy, in accordance with their best judgment.

What am I voting on?

      You are being asked to vote on an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock which the Company may issue from 100,000,000 shares to 400,000,000 shares. No cumulative voting rights are authorized and dissenters’ rights are not applicable to this matter.

Who is entitled to vote?

      Shareholders as of the close of business on August 30, 2002 are entitled to vote at the special meeting. This is referred to as the record date. Each share of common stock is entitled to one vote.

How do I vote?

      You may vote by mail. You do this by signing your proxy card and mailing it in the enclosed, postage prepaid and addressed envelope. We request that you vote by proxy even if you plan to attend the special meeting.

      You also may vote in person at the special meeting. Written ballots will be available to anyone who wants to vote at the special meeting. If you hold your shares in “street name” (through a broker or other nominee), you must request a legal proxy from your stockbroker in order to vote at the special meeting.

How many shares represented do you need to hold the special meeting?

      As of August 30, 2002, 85,742,677 shares of the Company’s common stock were issued and outstanding. Holders of a majority of the outstanding shares as of the record date, equal to 42,871,339 shares, must be present at the special meeting either in person or by proxy in order to hold the meeting and conduct business. This is called a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the special meeting.

What does it mean if I receive more than one proxy card?

      It means that you have multiple accounts at the transfer agent and/or with brokers. Please sign and return all proxy cards to ensure that all your shares are voted. You may wish at a later date to consolidate as many of your transfer agent or brokerage accounts as possible under the same name and address for better customer service.

What if I change my mind after I return my proxy?

      You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

•	sending written notice to our corporate secretary at 1000 Alderman Drive, Alpharetta, Georgia 30005;

•	signing another proxy with a later date; or

•	voting again at the special meeting.

How may I vote for the proposal to amend the Articles of Incorporation?

      With respect to the proposal to amend the Articles of Incorporation to increase the number of authorized shares of common stock which the Company may issue, you may:

•	vote FOR the amendment;

•	vote AGAINST the amendment; or

•	ABSTAIN from voting on the amendment.

What is the board’s recommendation on the proposal to amend the Articles of Incorporation?

      The ChoicePoint board of directors unanimously recommends a vote “FOR” the proposal to amend the Articles of Incorporation to increase the number of shares of authorized common stock which the Company may issue from 100,000,000 shares to 400,000,000 shares.

How many votes must the proposal to amend the Articles of Incorporation receive to pass?

      If a quorum is present at the special meeting, the proposal to amend the Articles of Incorporation must receive the affirmative vote of a majority of the votes entitled to be cast on the proposal at the special meeting. This means that, in order to pass, the proposal must receive the affirmative vote of a majority of the outstanding shares of the Company’s common stock. Abstentions count towards establishing a quorum at the special meeting but are not counted as votes cast for or against this proposal and, as a result, have the effect of a vote against the proposal.

What happens if I sign and return my proxy card but do not provide voting instructions?

      If you return a signed proxy card but do not provide voting instructions, your shares will be voted FOR the proposal to amend the Articles of Incorporation. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct.

Will my shares be voted if I do not sign and return my proxy card?

      If shares are held in “street name”, a brokerage firm or nominee may vote such shares under certain circumstances. These circumstances include certain routine matters, such as the election of directors. Therefore, if a customer does not vote its proxy, the brokerage firm may either vote such shares on routine matters or leave such shares unvoted. When a brokerage firm votes its customers’ unvoted shares on routine matters, these shares are counted for purposes of establishing a quorum to conduct business at the meeting and they are counted for or against matters for shareholder consideration.

      A brokerage firm cannot vote customers’ shares on non-routine matters. If a brokerage firm indicates on its proxy that it does not have discretionary authority to vote its customers’ shares as to a particular matter, such shares will not be voted in favor of such matter. These “broker non-votes,” if any, are counted for purposes of establishing a quorum; however, they are neither counted as votes cast for or against a matter presented for shareholder consideration.

Where do I find the voting results of the meeting?

      We will announce preliminary voting results at the meeting and will publish the final results in our quarterly report on Form 10-Q for the third quarter of fiscal 2002. The report will be filed with the Securities and Exchange Commission, and you will be able to get a copy by contacting our corporate secretary at (770) 752-6000, the Securities and Exchange Commission at (800) SEC-0330 for the location of the nearest public reference room, or through our Web site at www.choicepoint.net or the SEC’s EDGAR system at www.sec.gov.

PROPOSAL TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 SHARES TO 400,000,000 SHARES

      On July 30, 2002, the ChoicePoint board of directors approved a proposal to amend the Articles of Incorporation to increase the number of authorized shares of common stock from 100,000,000 shares to 400,000,000 shares, subject to shareholder approval. The number of authorized shares of preferred stock will remain at 10,000,000 shares. If approved by the Company’s shareholders at the special meeting, the proposed amendment will become effective upon the filing of the amendment with the Georgia Secretary of State’s office, which the Company intends to effect as soon as reasonably practicable following the special meeting, assuming shareholder approval. The text of Article II of the Articles of Incorporation as proposed to be amended, is set forth in Annex A attached hereto.

      Our board of directors believes that the availability of additional authorized, but unissued shares of common stock will provide ChoicePoint with the flexibility to issue common stock for a variety of corporate purposes, such as to effect future stock splits and stock dividends, to make acquisitions through the use of common stock, to raise equity capital (including the issuance of securities convertible into the Company’s common stock), to adopt additional benefit plans or to reserve additional shares for issuance under such plans and under plans of acquired companies. On August 15, 2002, ChoicePoint had 85,711,056 outstanding shares of common stock and 16,168,108 shares of common stock reserved for issuance under employee benefit plans. As a result, no additional shares of common stock were available for issuance as of such date. Because there are no authorized shares of common stock which are not issued or reserved for future issuance, the board of directors currently cannot declare stock dividends and is substantially limited in its ability to authorize the issuance of additional shares for other corporate purposes.

      ChoicePoint has issued shares of common stock in connection with a two-for-one stock split effective November 24, 1999, a three-for-two stock split effective March 7, 2001 and a four-for-three stock split effective June 6, 2002. The Company also has issued shares in connection with the acquisition and merger of DBT Online, Inc. effective May 16, 2000 and in connection with its employee benefit plans.

      The authorized shares of common stock in excess of those issued and outstanding will be available for issuance at such times and for such corporate purposes as our board of directors may deem advisable, without further action by our shareholders, except as may be required by applicable law or by the rules of the New York Stock Exchange. Upon issuance, such shares will have the same rights, privileges and preferences as the shares of common stock currently issued and outstanding. Holders of common stock have no preemptive rights.

      ChoicePoint has no other arrangements or agreements at the present time for the issuance or use of the additional shares of common stock proposed to be authorized. However, ChoicePoint regularly explores acquisition opportunities, including, on occasion, acquisitions in which shares of ChoicePoint’s common stock may be issued. The board of directors does not intend to issue any common stock except on terms that the board of directors deems to be in the best interests of ChoicePoint and its shareholders. Any future issuance of common stock will be subject to the rights of holders of outstanding shares of any preferred stock that the Company may issue in the future. ChoicePoint has not issued any preferred stock.

      Future issuances of ChoicePoint’s common stock or securities convertible into common stock could have the effect of diluting the voting rights of existing shareholders and could have the effect of diluting earnings per share and book value per share of existing shareholders. In addition, the availability of additional shares of common stock for issuance could discourage or make more difficult efforts to obtain control of ChoicePoint.

      Approval of the proposal to amend the Articles of Incorporation will require the affirmative vote of a majority of the votes entitled to be cast on the proposal at the special meeting. This means that, in order to pass, the proposal must receive the affirmative vote of a majority of the outstanding shares of the Company’s common stock.

      THE CHOICEPOINT BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 SHARES TO 400,000,000 SHARES.

CHOICEPOINT SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

      The following table reflects information, as of August 15, 2002, with respect to the beneficial ownership of the outstanding ChoicePoint common stock held by (1) persons known to ChoicePoint to be the beneficial owners of more than five percent of ChoicePoint common stock in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, (2) each of the chief executive officer and the four other most highly compensated executive officers of ChoicePoint, (3) each director of ChoicePoint, and (4) all of the directors and executive officers of ChoicePoint as a group. Share ownership information represents those shares as to which the individual or entity holds sole voting and investment power, except as otherwise indicated. The number of outstanding shares of ChoicePoint common stock as of August 15, 2002 was 85,711,056. Share amounts have been adjusted to reflect the two-for-one stock split that was effective November 24, 1999, the three-for-two stock split that was effective March 7, 2001 and the four-for-three stock split that was effective June 6, 2002.

	Number of		Percent of
Name and Address	Shares(1)		Class

Baron Capital Group, Inc.	10,116,916	(2)	11.8%
BAMCO, Inc.
Baron Capital Management, Inc.
Baron Asset Fund
Ronald Baron
767 Fifth Avenue
New York, NY 10153
FMR Corp.	9,567,481	(3)	11.2
Edward C. Johnson 3rd
Abigail P. Johnson
82 Devonshire Street
Boston, MA 02109
Thomas M. Coughlin	897		*
Douglas C. Curling	984,956	(4)	1.1
J. Michael de Janes	241,179	(5)	*
James M. Denny	32,912		*
John J. Hamre	584		*
Bonnie G. Hill	1,817		*
Kenneth G. Langone	2,050,514	(6)	2.4
David T. Lee	504,670		*
Bernard Marcus	127,789		*
Terrence Murray	584		*
Derek V. Smith	3,118,260	(7)	3.6
Steven W. Surbaugh	26,666	(8)	*
Charles I. Story	32,912		*
All Executive Officers and Directors as a Group (14 persons)	7,262,248		8.5

*	Represents beneficial ownership of less than 1% of the outstanding ChoicePoint common stock.

(1)	Includes shares issuable pursuant to stock options exercisable on August 15, 2002, or within 60 days thereafter, as follows: Mr. Curling — 784,396 shares; Mr. de Janes — 214,428 shares; Mr. Denny — 30,000 shares; Mr. Langone — 216,000 shares; Mr. Lee — 406,390 shares; Mr. Marcus — 58,500 shares; Mr. Smith — 2,542,580 shares; and Mr. Story — 30,000 shares.

(2)	This information is based on a Form 13F filed with the Securities and Exchange Commission on August 15, 2002.

(3)	This information is based on a Form 13F filed with the Securities and Exchange Commission on August 14, 2002.

(4)	Includes 400 shares held in a custodial account for a minor son, 400 shares held in a custodial account for a minor daughter and 533 shares held in custodial account for a minor son.

(5)	Includes 100 shares held by his wife.

(6)	Includes 971,553 shares owned by Invemed Securities, Inc. and 209 shares owned by his wife. Mr. Langone is Chairman of Invemed Securities, Inc.

(7)	Includes 400 shares held by his wife and 37,917 shares held in a trust.

(8)	Includes 13,333 shares held by his wife.

OTHER MATTERS

ChoicePoint Shareholder Proposals

      Any shareholder proposal intended for inclusion in the proxy statement for ChoicePoint’s 2003 annual meeting of shareholders must be received by ChoicePoint at its principal executive offices on or before November 22, 2002. For a shareholder proposal to be properly brought before ChoicePoint’s 2003 annual meeting of shareholders (other than a proposal to be considered for inclusion in the proxy statement for ChoicePoint’s 2003 annual meeting of shareholders), it must be received by ChoicePoint at its principal executive offices on or before November 22, 2002. In accordance with the rules of the Securities and Exchange Commission and ChoicePoint’s bylaws, ChoicePoint may exercise discretionary authority to vote proxies with respect to any shareholder proposal to be presented at ChoicePoint’s 2003 annual meeting of shareholders, but not included in ChoicePoint’s proxy statement for such meeting, if the shareholder making the proposal has not given notice to ChoicePoint by February 5, 2003.

Other Matters

      ChoicePoint is unaware of any matter to be presented at the ChoicePoint special meeting other than as described in this proxy statement. If other matters are properly presented at the ChoicePoint special meeting, the persons named in the enclosed form of proxy will have authority to vote all properly executed proxies in accordance with their judgment on any such matter, including, without limitation, any proposal to adjourn or postpone the ChoicePoint special meeting.

Forward-Looking Statements

      Certain statements in this proxy statement made by or on behalf of ChoicePoint may constitute “forward-looking statements” as defined under the Private Securities Litigation Reform Act of 1995. Words or phrases such as “should result,” “are expected to,” “we anticipate,” “we estimate,” “we project,” or similar expressions are intended to identify forward-looking statements. These statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed in any forward-looking statements. These risks and uncertainties include, but are not limited to, the following important factors: demand for ChoicePoint’s services, product development, maintaining acceptable margins, maintaining secure systems, ability to control costs, the impact of federal, state and local regulatory requirements on ChoicePoint’s business, specifically the public records market and privacy matters affecting ChoicePoint, the impact of competition and customer consolidations, ability to continue our long-term business strategy including growth through acquisitions, ability to attract and retain qualified personnel and the uncertainty of economic conditions in general. Additional information concerning these risks and uncertainties is contained in ChoicePoint’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2001. Readers are cautioned not to place undue reliance on forward-looking statements, since the statements speak only as of the date that they are made, and ChoicePoint undertakes no obligation to publicly update these statements based on events that may occur after the date of this proxy statement.

Expenses of Solicitation

      ChoicePoint has retained Morrow & Co., Inc. to aid in the solicitation of proxies. ChoicePoint estimates the cost of these services to be approximately $7,000, plus out-of-pocket expenses. The cost of soliciting proxies will be borne by ChoicePoint. Proxies may be solicited by personal interview, mail or telephone. In addition, ChoicePoint may reimburse brokerage firms and other persons representing beneficial owners of shares of ChoicePoint common stock for their expenses in forwarding solicitation materials to beneficial owners. Proxies may also be solicited by ChoicePoint’s executive officers, directors and regular employees, without additional compensation, personally or by telephone or facsimile transmission.

By Order of the Board of Directors,

J. MICHAEL DE JANES
Corporate Secretary

Alpharetta, Georgia

August 30, 2002

ANNEX A

CHOICEPOINT INC.

TEXT OF ARTICLE II OF THE ARTICLES OF INCORPORATION AS PROPOSED TO BE AMENDED

II.

      The Corporation shall have authority to issue Four Hundred Million (400,000,000) shares of Common Stock, $0.10 par value per share. The Corporation shall have the authority to issue Ten Million (10,000,000) shares of Preferred Stock, $0.01 par value per share. Shares that are reacquired by the Corporation shall be classified as treasury shares unless the terms of such stock provide to the contrary. The designations and preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of Common Stock are as follows:

Common Stock

      Subject to all of the rights of the Preferred Stock as expressly provided herein, by law or by the Board of Directors pursuant to this Article II, the Common Stock of the Corporation shall possess all such rights and privileges as are afforded to capital stock by applicable law in the absence of any express grant of rights or privileges provided for herein, including, but not limited to, the following rights and privileges:

(a)	Dividends may be declared and paid or set apart for payment upon the Common Stock out of any assets or funds of the Corporation legally available for the payment of dividends;

(b)	The holders of Common Stock shall have the right to vote for the election of directors and on all other matters requiring shareholder action, each share being entitled to one vote; and

(c)	Upon the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the net assets of the Corporation available for distribution shall be distributed pro rata to the holders of the Common Stock in accordance with their respective rights and interests.

Preferred Stock

In accordance with the provisions of the Georgia Business Corporation Code, the Board of Directors of the Corporation may determine the preferences, limitations, and relative rights of (1) any class of shares before the issuance of any shares of that class or (2) one or more series within a class, and designate the number of shares within that series, before the issuance of any shares of that series.

A-1

CHOICEPOINT INC.

     The undersigned hereby appoints Derek V. Smith, Douglas C. Curling and J. Michael de Janes, and each of them, to act, with or without the other and with full power of substitution and revocation, as proxies to appear and vote on behalf of the undersigned at the Special Meeting of Shareholders of ChoicePoint Inc. to be held on September 30, 2002 at 9:00 a.m. local time, and at any adjournment or postponement thereof, for the following purposes:

    1. Proposal to amend the Articles of Incorporation of ChoicePoint Inc. to increase the number of authorized shares of common stock which the Company may issue from 100,000,000 shares to 400,000,000 shares.

☐  FOR                    ☐  AGAINST                    ☐  ABSTAIN

(continued on reverse — please complete other side)

(continued from other side)

    2. In their discretion, upon such other matters in connection with the foregoing or otherwise as may properly come before the meeting and any adjournment or postponement thereof; all as set forth in the Notice of Special Meeting of Shareholders and the Proxy Statement, receipt of which is hereby acknowledged.

THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO DIRECTION IS INDICATED,

WILL BE VOTED “FOR” THE ABOVE MATTER.

THIS PROXY IS SOLICITED ON BEHALF OF THE CHOICEPOINT BOARD OF DIRECTORS.

Dated:	_____________________________________________________________________________,	2002

Signature

Signature if held jointly

IMPORTANT: Please date this proxy and sign exactly as your name or names appear above. If stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians and others signing in a representative capacity, please give your full title(s).

Do you plan to attend the Special Meeting of Shareholders?  ☐ Yes  ☐  No

IMPORTANT: PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME OR NAMES APPEAR ABOVE.